Exhibit 10.5

 Execution Version

REGISTRATION RIGHTS AGREEMENT AMENDMENT

This Registration Rights Agreement Amendment (this “Amendment”) to that certain RRA (as defined below), is dated as of this July 5, 2023 (the “Effective Date”), by and among Global Clean Holdings Inc., a Delaware corporation (the “Company”), Orion Energy Credit Opportunities Fund II, L.P., Orion Energy Credit Opportunities Fund II PV, L.P., Orion Energy Credit Opportunities Fund II GPFA, L.P., Orion Energy Credit Opportunities Fund GCE Co-Invest, L.P., Orion Energy Credit Opportunities Fund GCE Co-Invest B, L.P., Orion Energy Credit Opportunities Fund III PV, L.P., Orion Energy Credit Opportunities Fund III GPFA, L.P., Orion Energy Credit Opportunities Fund III, L.P., Orion Energy Credit Opportunities Fund III GPFA PV, L.P., LIF AIV 1, L.P., Voya Renewable Energy Infrastructure Originator I LLC and Voya Renewable Energy Infrastructure Originator L.P. (the “Investors”). The Company and the Investors are each referred to herein as a “Party” and collectively as the “Parties”. Capitalized terms used but not otherwise defined have the meanings ascribed to such terms in the RRA.

WHEREAS, the Company and certain of the Investors previously entered into that certain Registration Rights Agreement, dated as of February 23, 2022, as amended by that certain Amendment Agreement, dated as of August 5, 2022, that certain Amendment Agreement, dated as of January 30, 2023, that certain Amendment Agreement, dated as of May 19, 2023 and that certain Amendment Agreement, dated as of June 21, 2023 (the “RRA”); and

WHEREAS, the Company and the Investors desire to amend the RRA in the manner set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Parties agree as follows:

1.       Amendments to RRA. Pursuant to Section 10 of the RRA, the Company and the Investors hereby agree that the RRA is hereby amended as follows:

a.	Section 1. Certain Definitions of the RRA is hereby amended as follows:

(i)       The following definitions are hereby added to Section 1a:

“Amendment No. 13 to Credit Agreement” means that certain Amendment No. 13 to the Credit Agreement, dated as of July 5, 2023, by and among BKRF OCB, LLC, a Delaware limited liability company, BKRF OCP, LLC, a Delaware limited liability company, Bakersfield Renewable Fuels, LLC, a Delaware limited liability company, the lenders party thereto and Orion Energy Partners TP Agent, LLC, as the administrative agent and collateral agent.

(ii)       amend and restate the definition of “Warrants” as follows:

“Warrants” means those warrants issued by the Company to the Investors to purchase Common Stock pursuant to those certain Warrant Certificate Nos. GCEH-090 through GCEH-111 (or prior to the Omnibus Amendment to the Warrants, Nos. GCEH-002 through GCEH-0089) and the warrants issued by the Company to the Investors pursuant to Amendment No. 13 to Credit Agreement.

2.       Effectiveness of Amendment. This Amendment is entered into, adopted and effective as of the Effective Date.

3.       Entire Agreement. This Amendment, together with the RRA constitutes the entire agreement among the Company and the Investors with respect to the subject matter hereof and thereof and supersedes any prior understandings, negotiations, agreements, statements or representations among the Investors and Company or any of their respective Affiliates of any nature, whether written or oral, to the extent they relate in any way to the subject matter hereof or thereof.

4.       No Other Amendments. Except as expressly amended by this Amendment, the terms of the RRA shall remain in full force and effect.

5.       Miscellaneous Terms. The provisions of Sections 10 (Amendments) and 16 (Miscellaneous) of the RRA shall apply mutatis mutandis to this Amendment.

[Signature page follows]

IN WITNESS WHEREOF, each Party has executed this Amendment effective as of the Effective Date.

GLOBAL CLEAN ENERGY HOLDINGS, INC.

By:	/s/ Richard Palmer
	Name:	Richard Palmer
	Title:	President & CEO

[Signature Page to Registration Rights Amendment Agreement]

ORION ENERGY CREDIT OPPORTUNITIES FUND II, L.P.

By:	/s/ Gerrit Nicholas
	Name:	Gerrit Nicholas
	Title:	Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES FUND II PV, L.P.

By:	/s/ Gerrit Nicholas
	Name:	Gerrit Nicholas
	Title:	Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES FUND II GPFA, L.P.

By:	/s/ Gerrit Nicholas
	Name:	Gerrit Nicholas
	Title:	Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES GCE CO-INVEST, L.P.

By:	/s/ Gerrit Nicholas
	Name:	Gerrit Nicholas
	Title:	Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES GCE CO-INVEST B, L.P.

By:	/s/ Gerrit Nicholas
	Name:	Gerrit Nicholas
	Title:	Managing Partner

[Signature Page to Registration Rights Amendment Agreement]

ORION ENERGY CREDIT OPPORTUNITIES FUND III, L.P.

By:	/s/ Gerrit Nicholas
	Name:	Gerrit Nicholas
	Title:	Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES FUND III PV, L.P.

By:	/s/ Gerrit Nicholas
	Name:	Gerrit Nicholas
	Title:	Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES FUND III GPFA, L.P.

By:	/s/ Gerrit Nicholas
	Name:	Gerrit Nicholas
	Title:	Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES FUND III GPFA PV, L.P.

By:	/s/ Gerrit Nicholas
	Name:	Gerrit Nicholas
	Title:	Managing Partner

[Signature Page to Registration Rights Amendment Agreement]

VOYA RENEWABLE ENERGY
INFRASTRUCTURE ORIGINATOR I LLC

By:	Voya Alternative Asset Management LLC, as Agent

By:	/s/ Edward Levin
Name:	Edward Levin
Title:	Senior Vice President

VOYA RENEWABLE ENERGY
INFRASTRUCTURE ORIGINATOR L.P.

By:	Voya Alternative Asset Management LLC, as Agent

By:	/s/ Edward Levin
Name:	Edward Levin
Title:	Senior Vice President

[Signature Page to Registration Rights Amendment Agreement]

LIF AIV 1, L.P

By:	GCM Investments GP, LLC, its General Partner

By:	/s/ Todd Henigan
Name:	Todd Henigan
Title:	Authorized Signatory

[Signature Page to Registration Rights Amendment Agreement]